Exhibit 99.2

Quanergy Systems Announces Closing of Business Combination

Quanergy begins trading on the NYSE under Ticker “QNGY” tomorrow, February 9, 2022

Transaction Proceeds and Committed Funding of $175 Million Position Company for Continued Growth

February 8, 2022 – Sunnyvale, Calif. – Quanergy Systems, Inc. (the “Company”), a leading provider of OPA-based solid state LiDAR sensors and smart 3D solutions for automotive and IoT, today announced the closing of its previously announced business combination with CITIC Capital Acquisition Corp. (“CCAC”) (NYSE: CCAC), a publicly traded special purpose acquisition company. The transaction gives the Company access to approximately $175 million in available liquidity on top of its existing balance sheet, before transaction expenses and debt paydown, consisting of approximately $50 million in cash proceeds from the PIPE and SPAC Trust, as well as up to $125 million in committed funding from a previously announced share subscription facility from Global Emerging Markets Group (“GEM”), a Luxembourg-based private alternative investment group. Under the GEM facility, the Company can draw on a $25 million advance from the total $125M following effectiveness of a resale S-1 Registration Statement. Proceeds from the transaction will be used for working capital, repayment of $35 million of secured notes, and transaction expenses, positioning the Company to fund future growth and continue investing in its leading portfolio of smart LiDAR and 3D perception solutions.

CCAC shareholders approved the transaction at its shareholders meeting held on January 31, 2022. The combined company has been renamed “Quanergy Systems, Inc.” and is expected to begin trading on the New York Stock Exchange at market open tomorrow, February 9, 2022, under the ticker “QNGY” for Quanergy common stock and “QNGY.WS” for Quanergy publicly traded warrants.

“Today marks another major milestone for Quanergy, following the significant technological, product and commercial achievements in the last few years,” said Dr. Kevin J. Kennedy, Chairman of the Board and CEO at Quanergy. “The capital raised from the transaction, together with the GEM facility, enables us to further our position as a leading provider of smart LiDAR solutions that are poised to transform the IoT and automotive industries by driving down cost and enabling powerful levels of automation and insights.”

For more information, visit www.quanergy.com.

Media Contact

Neal Stein

Media@quanergy.com

Investor Contact:

QuanergyIR@ICRinc.com

About Quanergy Systems, Inc.

Quanergy’s mission is to create powerful, affordable smart LiDAR solutions for automotive and IoT applications to enhance people’s experiences and safety. Quanergy has developed the only true 100% solid-state CMOS LiDAR sensor built on optical phased array (OPA) technology to enable the mass production of low-cost, highly reliable 3D LiDAR solutions. Through Quanergy’s smart LiDAR solutions, businesses can now leverage real-time, advanced 3D insights to transform their operations in a variety of industries including industrial automation, physical security, smart cities, smart spaces and much more. Quanergy solutions are deployed by nearly 400 customers across the globe. For more information, please visit us at www.quanergy.com.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, including, our expectations regarding trading under the new ticker symbol on the NYSE, our ability to access funding under the GEM share subscription facility, our expectations for growth in the coming years including the continued investment in and expansion of our portfolio of smart LiDAR solutions, anticipated market acceptance of our products, including LiDAR technology and perception software, and the combined company’s future products and growth are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Quanergy and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the overall level of consumer demand for Quanergy’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of Quanergy’s securities on the New York Stock Exchange; the financial strength of Quanergy’s customers; Quanergy’s ability to implement its business strategy; changes in governmental regulation, Quanergy’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Quanergy’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Quanergy’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on Quanergy and its suppliers and customers; Quanergy’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Quanergy’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; Quanergy’s ability to utilize potential net operating loss carryforwards; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect Quanergy’s financial results is included in CCAC’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents CCAC has filed, or the combined company will file, with the SEC. If any of these risks materialize or CCAC’s or Quanergy’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that we do not presently know, or that we currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward- looking statements reflect Quanergy’s expectations, plans or forecasts of future events and views as of the date of this press release. Quanergy gives no assurance that the combined company will achieve its expectations. Quanergy anticipates that subsequent events and developments will cause its assessments to change. However, while Quanergy may elect to update these forward-looking statements at some point in the future, Quanergy specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Quanergy’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.